SUPPLEMENT DATED SEPTEMBER 23, 2024

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024

FOR VALUE PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024, for Value Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective November 1, 2024. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on September 18, 2024, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved Putnam Investment Management, LLC (“Putnam”) to serve as the sub-adviser of the Value Portfolio replacing American Century Investment Management, Inc. The Board also approved an increase in the management fee waiver for the Value Portfolio effective with the approval of Putnam.

In connection with this sub-adviser change, certain principal investment strategies of the Value Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Value Portfolio may be sold and new investments purchased in accordance with recommendations by Putnam. Pacific Life Fund Advisors LLC, the investment adviser to the Value Portfolio, may begin this transitioning prior to November 1, 2024 utilizing the principal investment strategies described below.

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.71%	0.71%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.95%	0.75%
Less Fee Waiver[1]	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses after Fee Waiver	0.86%	0.66%

[1]	The investment adviser has agreed to waive 0.085% of its management fee through April 30, 2026. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

In the Examples subsection, the table will be deleted and replaced with the following:

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$88	$294	$517	$1,158
Class P	$67	$231	$408	$922

In the Principal Investment Strategies subsection, the last two sentences of the first paragraph will be deleted and replaced with the following:

As of June 30, 2024, the market capitalization range of the Russell 1000 Value Index was approximately $364.0 million to $876.7 billion. As of June 30, 2024, the weighted average market capitalization of the Fund was approximately $159.1 billion.

Also in the Principal Investment Strategies subsection, the following will be added after the first paragraph:

The Fund may also invest in the equity securities of companies with medium market capitalizations (“mid-capitalization companies”).

Also in the Principal Investment Strategies subsection, the last two sentences of the second paragraph will be deleted.

In the Principal Risks subsection, ESG Considerations Risk will be deleted and the following Mid-Capitalization Companies Risk will be added after Consumer Non-Cyclical Sector Risk:

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

In the Performance subsection, the first sentence of the third paragraph will be deleted and replaced with the following:

Putnam Investment Management, LLC began managing the Fund on November 1, 2024 and some investment policies changed at that time.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser — Putnam Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Darren A. Jaroch, CFA, Portfolio Manager	Since 2024
Lauren B. DeMore, CFA, Portfolio Manager	Since 2024

Form No. 15-54116-00